SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 16, 2007

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E-Business Way, Suite 400, Sharonville, Ohio	45241
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Multi-Color Corporation (the “Company”) amended its 2003 Stock Incentive Plan (“2003 Plan”) on August 16, 2007 to increase the number of shares of the Common Stock issuable thereunder from 450,000 to 950,000 shares (“Plan Amendment”). The Plan Amendment was approved by the Board of Directors of the Company on May 9, 2007, subject to shareholder approval. Shareholders approved the Plan Amendment at the Multi-Color Corporation Annual Meeting of Shareholders held on August 16, 2007. The Amendment to the Company’s 2003 Stock Incentive Plan dated August 16, 2007, which includes the Plan Amendment and an amendment which prohibits the repricing of outstanding options under the 2003 Plan, is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Company amended its Amended and Restated Articles of Incorporation on August 16, 2007, upon the filing of the amendment with the Ohio Secretary of State. Pursuant to the Amendment, the number of shares of Common Stock authorized for issuance by the Company was increased from 10,000,000 shares to 25,000,000 shares. The Amendment was approved by the Company’s Board of Directors on May 9, 2007, subject to shareholders approval. Shareholders approved the Amendment at the Company’s Annual Meeting of Shareholders held on August 16, 2007. The Amendment is attached to this Current Report as Exhibit 3.1 and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On August 16, 2007, the Company’s Board of Directors approved a three-for-two stock split of the Company’s Common Stock to be distributed in the form of a 50% stock dividend. The Company’s shareholders of record at the close of business on August 31, 2007 (“Record Date”) will receive one additional share of Common Stock for every two shares of Common Stock held on the Record Date. The Company intends to distribute the additional shares on September 17, 2007. The Company’s Press Release dated August 17, 2007, announcing the stock split is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
3.1	Amendment to the Company’s Amended and Restated Articles of Incorporation

10.1	Amendment to the Company’s 2003 Stock Incentive Plan

99.1	Press Release dated August 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ Dawn H. Bertsche
Name:	Dawn H. Bertsche
Title:	Senior Vice President Finance, Chief Financial Officer and Secretary
Date:	August 17, 2007